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                            Strategic Partners Style
                                 Specific Funds
               Strategic Partners Small Capitalization Value Fund
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                        Prospectus dated October 1, 2001
                       Supplement dated December 18, 2001

   Effective December 20, 2001, EARNEST Partners, LLC (EARNEST Partners) will replace Lazard Asset Management (Lazard) as subadviser to a portion of the assets of the Strategic Partners Small Capitalization Value Fund (the Small Cap Value Fund), a series of Strategic Partners Style Specific Funds. Credit Suisse Asset Management, LLC continues to serve as subadviser to the remaining portion of the Small Cap Value Fund's assets.

   The following replaces the discussion of Lazard as an Adviser of the Small Cap Value Fund, beginning on page 41 of the prospectus.

   Effective December 20, 2001, EARNEST Partners will replace Lazard as an Adviser of a portion of the assets of the Small Cap Value Fund.

      EARNEST Partners is a wholly owned subsidiary of EARNEST Holdings, LLC, an employee-owned company in which Paul E. Viera, Jr. (whose background is described below) holds a controlling interest. Founded in 1998, EARNEST Partners had $3.1 billion in assets under management as of September 30, 2001. The address of EARNEST Partners is 75 14th St., Suite 2300, Atlanta, GA 30309.

      Paul E. Viera, Jr., Chief Executive Officer and Partner of EARNEST Partners, will manage the EARNEST Partners portion of the Small Cap Value Fund. A founding member of EARNEST Partners, he previously served as a Global Partner of, and portfolio manager with, INVESCO Capital Management from 1991 to 1998. MFSP503C2